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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 5, 2008 in the Registration Statement (Form S-4 No. 333-XXXXX) and related Prospectus of Interval Leisure Group, Inc. and subsidiaries dated October 3, 2008.

/s/ Ernst & Young LLP

New York, New York
September 29, 2008

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm